J.P. Morgan U.S. Equity Funds

JPMorgan Equity Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Market Expansion Enhanced Index Fund

JPMorgan Mid Cap Growth Fund

(All Share Classes)

(each, a series of JPMorgan Trust II)

Supplement dated March 13, 2014

to the Summary Prospectuses dated November 1, 2013, as supplemented

At their February 2014 Board meeting, the Board of Trustees (“Board”) of JPMorgan Trust II (the “Trust”) approved a number of proposals concerning the Funds listed above related to changes in the Funds’ fundamental investment objectives. Each of the proposals will require shareholder approval before it is implemented.

Shareholders of each Fund as of the record date will be asked to approve the proposals for new fundamental investment objectives at a special meeting of shareholders to take place on or about June 10, 2014. If approved, the new investment objective for each Fund will go into effect on the date of the shareholder meeting. If you own shares of a Fund as of the record date for the special meeting of shareholders, you will receive (i) a Proxy Statement describing in detail the proposal related to such Fund, and summarizing the Board’s considerations in recommending that shareholders approve the proposal and (ii) a proxy card and instructions on how to submit your vote. If the proposal is not approved for a Fund, the new fundamental investment objective will not take effect for that Fund.

Change in Investment Objective for JPMorgan Equity Income Fund

The Board approved, subject to shareholder approval, replacing the JPMorgan Equity Income Fund’s (the “Equity Income Fund”) fundamental investment objective with a new fundamental investment objective.

If approved by the Equity Income Fund’s shareholders, pursuant to its new investment objective, the Equity Income Fund would seek capital appreciation and current income. The new investment objective would replace the existing objective which seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. The change in the investment objective of the Equity Income Fund was recommended by J.P. Morgan Investment Management Inc. (“JPMIM”), as investment adviser to the Fund, so that the Fund’s objective would more closely match the portfolio managers’ investment process. The new investment objective would not change the Fund’s investment strategies or the way that the Fund is managed.

Change in Investment Objective for JPMorgan Large Cap Growth Fund

The Board also approved, subject to shareholder approval, replacing the JPMorgan Large Cap Growth Fund’s (the “Large Cap Growth Fund”) fundamental investment objective with a new fundamental investment objective.

If approved by the Large Cap Growth Fund’s shareholders, pursuant to its new investment objective, the Large Cap Growth Fund would seek long-term capital appreciation. The new investment objective would replace the existing objective which seeks long-term capital appreciation and growth of income by investing primarily in equity securities. The change in the investment objective of the Large Cap Growth Fund was recommended by JPMIM, as investment adviser to the Fund, because JPMIM believes the new objective would provide portfolio management with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance. The new investment objective would not change the Fund’s investment strategies or the way that the Fund is managed.

Change in Investment Objective for JPMorgan Market Expansion Enhanced Index Fund

The Board approved, subject to shareholder approval, replacing the JPMorgan Market Expansion Enhanced Index Fund’s (the “Market Expansion Enhanced Index Fund”) fundamental investment objective with a new fundamental investment objective.

If approved by the Market Expansion Enhanced Index Fund’s shareholders, pursuant to its new investment objective, the Market Expansion Enhanced Index Fund would seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and

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mid-capitalization equity markets. The new investment objective would replace the existing objective which seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400). The change in the investment objective of the Market Expansion Enhanced Index Fund was recommended by JPMIM, as investment adviser to the Fund, because JPMIM believes the new objective would provide the Fund with more flexibility to change its benchmark which may result in greater potential for improved performance. The new investment objective would not change the Fund’s investment strategies or the way that the Fund is managed.

Change in Investment Objective for JPMorgan Mid Cap Growth Fund

The Board also approved, subject to shareholder approval, replacing the JPMorgan Mid Cap Growth Fund’s (the “Mid Cap Growth Fund”) fundamental investment objective with a new fundamental investment objective.

If approved by the Mid Cap Growth Fund’s shareholders, pursuant to its new investment objective, the Mid Cap Growth Fund would seek growth of capital. The new investment objective would replace the existing objective which seeks growth of capital and secondarily, current income by investing primarily in equity securities. The change in the investment objective of the Mid Cap Growth Fund was recommended by JPMIM, as investment adviser to the Fund, because JPMIM believes the new objective would provide portfolio management with more flexibility to seek attractive investment opportunities that may offer greater potential for improved performance. The new investment objective would not change the Fund’s investment strategies or the way that the Fund is managed.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

Summary Prospectus November 1, 2013, as supplemented March 13, 2014

JPMorgan Large Cap Growth Fund

Class/Ticker:     A/OLGAX     B/OGLGX     C/OLGCX      Select/SEEGX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2013, as supplemented, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 79 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class B	Class C	Select Class
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	5.00%	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Select Class
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75	NONE
Other Expenses	0.44	0.43	0.44	0.44
Shareholder Service Fees	0.25	0.25	0.25	0.25
Remainder of Other Expenses	0.19	0.18	0.19	0.19
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.20	1.69	1.70	0.95
Fee Waivers and Expense Reimbursements[1]	(0.09)	(0.08)	(0.09)	NONE

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	1.11	1.61	1.61	0.95

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B, Class C and Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.10%, 1.60%, 1.60% and 0.95%, respectively, of their average daily net assets. This contract cannot be terminated prior to 11/1/14 at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/14 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	632	878	1,142	1,896
CLASS B SHARES ($)	664	825	1,110	1,861
CLASS C SHARES ($)	264	527	915	2,001
SELECT CLASS SHARES ($)	97	303	525	1,166

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	632	878	1,142	1,896
CLASS B SHARES ($)	164	525	910	1,861
CLASS C SHARES ($)	164	527	915	2,001
SELECT CLASS SHARES ($)	97	303	525	1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses, or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of large, well-established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of the last reconstitution of the Russell 1000 Growth Index on June 28, 2013, the market capitalizations of the companies in the index ranged from $526 million to $373 billion. Typically, in implementing its strategy, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Investment Process: In managing the Fund, the adviser employs a fundamental bottom-up approach that seeks to identify companies with positive price momentum and attractive fundamental dynamics. The adviser seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. The adviser seeks to identify long-term imbalances in supply and demand.

The adviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell 1000® Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	3rd quarter, 2010	17.35%
Worst Quarter	4th quarter, 2008	–21.53%

The Fund’s year-to-date total return through 9/30/13 was 20.58%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2012)
	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	12.11%	2.88%	8.02%
Return After Taxes on Distributions	12.03	2.86	8.01
Return After Taxes on Distributions and Sale of Fund Shares	7.97	2.47	7.12
CLASS A SHARES
Return Before Taxes	6.00	1.55	7.20
CLASS B SHARES
Return Before Taxes	6.33	1.74	7.26
CLASS C SHARES
Return Before Taxes	10.31	2.12	7.16
RUSSELL 1000® GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	15.26	3.12	7.52
LIPPER LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	15.92	1.01	6.39

After-tax returns are shown only for the Select Class Shares, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Giri Devulapally	2004	Managing Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

Class B Shares are no longer available for new purchases. Existing shareholders can still reinvest their dividends and exchange their Class B Shares for Class B Shares of other Funds.

In general, you may purchase or redeem shares on any business day

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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